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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 5, 2004

          _____________________________________________________________


                        GENEREX BIOTECHNOLOGY CORPORATION

          _____________________________________________________________

             (Exact name of registrant as specified in its charter)


             Delaware                 000-25169             82-049021
   ---------------------------    ----------------     ------------------
  (State or other jurisdiction    (Commission File        (IRS Employer
        of Incorporation)              Number)         Identification No.)




          33 Harbor Square, Suite 202, Toronto, Ontario Canada M5J 2G2
          ____________________________________________________________
               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 416/364-2551
          ____________________________________________________________


          ____________________________________________________________
          (Former name or former address, if changed since last report)


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Item 5. Other Events

On January 5, 2004, Generex Biotechnology Corporation issued a press release announcing that Generex raised $2,500,000 in a private placement of Units containing common stock and warrants. Under the terms of the transaction, Generex issued Units containing an aggregate 1,700,680 shares of common stock and warrants exercisable for 425,170 shares to 3 investors. The investors have the right to purchase an equal number of Units at the same price exercisable until 60 days after effectiveness of the registration statement covering resale of the shares in the initial Units. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

The following exhibits are filed herewith:


Exhibit No.   Description
-----------   -----------
4.1           Securities Purchase Agreement, dated December 19, 2003, by and among Generex Biotechnology Corporation and the investors named therein.

4.2 Registration Rights Agreement, dated December 19, 2003, by and among Generex Biotechnology Corporation and the investors named therein.

4.3           Form of Warrant issued in connection with 4.1.

4.4           Form of Additional Investment Right issued in connection with 4.1.

99.1          Press release dated January 6, 2004.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENEREX BIOTECHNOLOGY CORPORATION


Dated: March 24, 2004
                                       /s/ Rose C. Perri
                                       ------------------------------------
                                       Rose C. Perri
                                       Chief Operating Officer
                                       (principal financial officer)


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                                  Exhibit Index
                                  -------------

Exhibit No.   Description
-----------   -----------
4.1           Securities Purchase Agreement, dated December 19, 2003, by and among Generex Biotechnology Corporation and the investors named therein.

4.2 Registration Rights Agreement, dated December 19, 2003, by and among Generex Biotechnology Corporation and the investors named therein.

4.3           Form of Warrant issued in connection with 4.1.

4.4           Form of Additional Investment Right issued in connection with 4.1.

99.1          Press release dated January 6, 2004.